STOCK CERTIFICATE

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SERIES A CONVERTIBLE PREFERRED

NUMBER                                                                    SHARES
MG

MEDCO GROUP
INCORPORATED

THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 584053 30 0

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF SERIES A CONVERTIBLE PREFERRED STOCK OF

                                  MEDCO GROUP
                                  INCORPORATED
transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile signatures of its duly authorized officers.

Dated: FEB 17, 1988

/s/                                          /s/
Secretary                                    President

                            MEDCO GROUP INCORPORATED
                                 CORPORATE SEAL
                                    DELAWARE
COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER COMPANY
(NEW YORK)
TRANSFER AGENT AND REGISTRAR
BY
/S/            AUTHORIZED SIGNATURE

                                  MEDCO GROUP
                                  INCORPORATED

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
TEN COM -- as tenants in common         UNIF GIFT MIN ACT -- .....Custodian.....
TEN ENT -- as tenants by the entireties                      (Cust)   (Minor)
JT TEN  -- as join tenants with right                       under Uniform Gifts
           of survivorship and not as                       to Minors Act.....
           tenants in common                                             (State)
           Additional abbreviations may also be used though not in the above list.

This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights which are set forth in full in the Certificate of Incorporation, as amended.


     FOR VALUE RECEIVED _______________________________ hereby sell, assign, and transfer unto __________________________________________________________________
_____________________________________________ shares of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer the said stock on the Books of the within-named Corporation, with full power of substitution in the premises.

Dated ______________ 19___

                                       _________________________________________
                                                       Signature

                                       _________________________________________
                                                       Signature

                                       NOTICE: The signature to this Assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration, or enlargement or any change whatever.

                                   The shares  represented  by this  certificate
                              have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of the
                              Company's counsel that registration is not required under said Act.